EXHIBIT 10.2

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement  (this “Loan Modification Agreement”) is entered into as of June29, 2005, with an effective date of May 31, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name “Silicon Valley East” (“Bank”) and SATCON TECHNOLOGY CORPORATION, a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210 (FAX 617-897-2401); SATCON POWER SYSTEMS, INC., Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON ELECTRONICS, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; and SATCON POWER SYSTEMS CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada with offices located at 35 Harrington Court, Burlington, Ontario L7N 3P3 (jointly and severally, individually and collectively, “Borrower”).

1.                                       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 31, 2005, evidenced by, among other documents,  a certain Loan and Security Agreement dated as of January 31, 2005 between Borrower and Bank, as amended (the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                       DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and a certain Intellectual Property Security Agreement dated January 31, 2005 (the “IP Agreement”)  (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                       DESCRIPTION OF CHANGE IN TERMS.

Modification to Loan Agreement.

A.                                   Section 1 of the Schedule to the Loan Agreement is hereby amended by deleting the following text appearing therein in its entirety:

“Borrower acknowledges that (i) Silicon will make no advances under this Agreement unless and until it has received an audit of the Collateral in form and substance satisfactory to Silicon, and (ii) Silicon will make no advances under this Agreement based upon Borrower’s Eligible Inventory unless and until it has received an appraisal of Borrower’s Inventory in form and substance satisfactory to Silicon performed by an independent auditor that is acceptable to Silicon in its sole discretion.”

and substituting the following text therefor:

“Borrower acknowledges that (i) Silicon will make no advances under this Agreement unless and until it has received an audit of the Collateral in form and substance satisfactory to Silicon, and (ii) Silicon will make no advances under this Agreement based upon Borrower’s Eligible Inventory unless and until (a) it has received an appraisal of Borrower’s Inventory in form and substance satisfactory to Silicon performed by an independent auditor that is acceptable to Silicon in its sole discretion, and (b) prior to each request for an advance under this Agreement based upon Borrower’s Eligible Inventory, Borrower furnishes Silicon with evidence satisfactory to Silicon, in

Silicon’s sole discretion, that Borrower has achieved earnings before interest, taxes, depreciation and amortization of at least $1.00 for the immediately preceding three month period.”

B.                                     Section 5 of the Schedule to the Loan Agreement is hereby amended by deleting the following text appearing therein:

“(Section 5.1):                     Borrower shall comply with each of the following covenant(s).  Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

a. Minimum Tangible Net Worth:

Borrower shall maintain an Tangible Net Worth of not less than the sum of (i) plus (ii) below:

(i)

(a)

from October 1, 2004 through and including October 31, 2004 - $9,000,000;

(b)

from November 1, 2004 through November 30, 2004 - $8,250,000.00;

(c)

(c) from December 1, 2004 through December 31, 2004 - $12,500,000;

(d)

from January 1, 2005 through January 31, 2005 - $11,750,000;

(e)

from February 1, 2005 through February 28, 2005 - $11,000,000;

(f)

from March  1, 2005 through March 31, 2005 - $12,500,000;

(g)

from April 1, 2005 through April 30, 2005 - $11,750,000;

(h)

from May 1, 2005 through May 31, 2005 - $11,000,000;

(i)

from June 1, 2005 through June 30, 2005 - $12,500,000;

(j)

from July 1, 2005 through July 31, 2005 - $11,750,000;

(k)

from August 1, 2005 through August 31, 2005 - $11,000,000;

(l)

from September 1, 2005 through September 30, 2005 - $12,500,000

(m)

from October 1, 2005 through October 31, 2005 - $11,750,000;

(n)

from November 1, 2005 through November 30, 2005 - $11,000,000; and

(o)

from December 1, 2005 through December 31, 2005 - $12,500,000

(ii)                                  80% of all consideration received in addition to those amount to be received pursuant to the Capitalization Event (as defined in Section 8 (4) of this Schedule to Loan and Security Agreement) from proceeds from the issuance of any equity securities of the Borrower and/or subordinated debt incurred by the Borrower.

b. Minimum Cash or Excess Availability:

The Borrower shall at all times maintain $400,000.00 in (i) cash deposits maintained at Silicon, and/or (ii) excess “availability” under this Agreement (net of Loans, Letters of Credit or other indebtedness under this Agreement), as determined by Silicon based upon the Credit Limit restrictions set forth in Section 1 above).”

and substituting the following text therefor:

“(Section 5.1):                     Borrower shall comply with each of the following covenants.  Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

a. Minimum Tangible Net Worth:

Borrower shall maintain a Tangible Net Worth of not less than the sum of (i) plus (ii) below:

(i)

(a)

at June 4, 2005 - $13,000,000;

(b)

From June 5, 2005 through July 2, 2005 - $12,750,000;

(c)

From July 3, 2005 through August 6, 2005 - $12,600,000;

(d)

From August 7, 2005 through September 3, 2005 - $12,300,000;

(e)

From September 4, 2005 through September 30, 2005 - $12,300,000;

(f)

From October  1, 2005 through November 5, 2005 - $11,750,000;

(g)

From November 6, 2005 through December 3, 2005 - $11,500,000;

(h)

From December 4, 2005 through December 31, 2005 - $14,500,000; and

(i)

From January 1, 2006 and thereafter - $14,500,000

(ii)

(a)

from the date of this Agreement through December 3, 2005, 75% of all consideration received from proceeds from the issuance of any equity securities of the Borrower and/or subordinated debt incurred by the Borrower from June 1, 2005 through December 3, 2005, and (b) from December 4, 2005 and thereafter, 75% of all consideration received from proceeds from the issuance of any equity securities of the Borrower and/or subordinated debt incurred by the Borrower in excess of $4,000,00.00 from December 4, 2005 and thereafter.

b. Minimum Cash or Excess Availability:

The Borrower shall at all times maintain $2,000,000.00 (which amount shall be reduced to $800,000.00 upon Silicon’s receipt of the Borrower’s August 6, 2005 month-end financial statements provided that there is no then existing Default and the Borrower is otherwise in compliance with all terms and conditions of this Agreement)  in (i) cash deposits maintained at Silicon, and/or (ii) excess “availability” under this Agreement (net of Loans, Letters of Credit or other indebtedness under this Agreement), as determined by Silicon based upon the Credit Limit restrictions set forth in Section 1 above).”

4.                                       WAIVER.  The Bank hereby waives Borrower’s anticipated default arising from Borrower’s failure to comply with the Tangible Net Worth requirement set forth in Section 5a. of the Schedule to the Loan Agreement as of May 31, 2005.   The Bank’s waiver of Borrower’s compliance with said foregoing affirmative covenant shall apply only to the foregoing specific period and shall not constitute a continuing waiver.

5.                                       FEES.  Borrower shall pay to Bank a modification fee equal to Twenty Thousand Dollars ($20,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6.                                       RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreement and acknowledges, confirms and agrees that the IP Agreement contains an accurate and complete listing of all Intellectual Property.

7.                                       RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about January 31, 2005, and acknowledges, confirms and agrees the disclosures and information provided therein have not changed, as of the date hereof.

8.                                       CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                       RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                                 NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of tem are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

11.                                 CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                                 COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

SATCON TECHNOLOGY CORPORATION

By	/S/ David B. Eisenhaure

Name:	/David B. Eisenhaure

Title CEO

SATCON POWER SYSTEMS, INC.

By	/S/ David B. Eisenhaure

Name:	/ David B. Eisenhaure

Title CEO

SATCON APPLIED TECHNOLOGY, INC.

By	/S/ David B. Eisenhaure

Name:	/ David B. Eisenhaure

Title CEO

SATCON ELECTRONICS, INC.

By	/S/ David B. Eisenhaure

Name:	/ David B. Eisenhaure

Title CEO

SATCON POWER SYSTEMS CANADA LTD.

By	/S/ David B. Eisenhaure

Name:	/ David B. Eisenhaure

Title CEO

BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST

By:	/s/ Michael Tramack

Name:	Michael Tramack

Title:	Relationship Manager